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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

                 NAME                           JURISDICTION OF FORMATION
----------------------------------------  --------------------------------------
HEP Logistics GP, L.L.C.                                Delaware

HEP Operating Company, L.P.                             Delaware

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